DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2021
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

28.  DISCONTINUED OPERATIONS

On January 22, 2019, the Corporation sold to Quebecor Media Inc. its 4Degrees Colocation Inc. data centre operations, which were ultimately sold to a third party on January 24, 2019 for an amount of $261.6 million fully paid in cash at the date of transaction. An amount of $0.9 million relating to a working capital adjustment was also paid by the Corporation. The determination of the final proceeds from the sale is however subject to certain adjustments based on the realization of future conditions over a period of up to 10 years. Accordingly, a gain on disposal of $115.7 million (without any tax consequence), was accounted for in the first quarter of 2019, while an amount of $53.1 million from the proceeds received at the date of transaction was deferred in connection with the estimated present value of the future conditional adjustments. In the year ended December 31, 2020, a net gain of $34.8 million (without any tax consequence) was recorded as certain adjusting conditions were achieved.

These discontinued operations were transferred to Quebecor Media Inc. in exchange of a promissory note receivable bearing interest at a rate of 4.90% for an amount of  $260.7 million, from which $100.7 million was reimbursed subsequently.